Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2494

Multi-Asset High Income Portfolio 2026-3

Supplement to the Prospectus

As the result of a previously announced corporate action, the Voya Emerging Markets High Dividend Equity Fund, a closed-end fund, is being reorganized into the Voya Multi-Manager Emerging Markets Equity Fund, an open-end mutual fund. Your Portfolio, as a holder of shares of the Voya Emerging Markets High Dividend Equity Fund, would receive shares of the Voya Multi-Manager Emerging Markets Equity Fund following the close of the transaction.

In keeping with the procedures outlined in the Trust Agreement relating to your Portfolio, the Portfolio’s Supervisor has determined that it would be in the best interest of the unitholders to liquidate the Portfolio securities associated with the announced reorganization. Further, the Sponsor will direct the reinvestment of such proceeds, to the extent practicable, into shares of the remaining securities in your Portfolio in accordance with the applicable requirements stated in the Trust Agreement. Accordingly, your Portfolio will no longer hold or purchase shares of the Voya Emerging Markets High Dividend Equity Fund, and all related references to this fund are removed from the Prospectus.

Supplement Dated: October 13, 2026